Exhibit 10.1

Amendment to Cooperation Agreement

This Amendment (this “Amendment”) to the Cooperation Agreement (the “Cooperation Agreement”), dated as of May 30, 2023, by and between Triumph Group, Inc., a Delaware corporation (the “Company”), and Vision One Fund, LP, a Cayman Islands exempted limited partnership, on behalf of the entities listed on Schedule A (Vision One Fund, LP, together with such entities listed on Schedule A, the “Stockholder”), is entered into as of May 1, 2024. The Company and the Stockholder are sometimes together referred to herein as the “Parties,” and each, a “Party.”

WHEREAS, the Company and the Stockholder wish to amend the Cooperation Agreement on the terms and conditions set forth in this Amendment to extend the term thereof.

NOW, THEREFORE, the Parties agree as follows:

1. Amendments to the Cooperation Agreement. The Cooperation Agreement is amended by:

(a)
amending and restating Section 1(b) to read in its entirety as follows:

2024 Annual Meeting Nominees. The Company agrees that the slate of nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) shall include only nine (9) directors consisting of (i) the New Director and (ii) eight (8) additional nominees who shall be selected by the Company in its sole discretion. The Company shall list the New Director and the other nominees selected by the Board in the proxy statement and proxy card prepared, filed and delivered in connection with such meeting and recommend that the Company’s stockholders vote in favor of the election of the nominees and otherwise support the nominees.

(b)
amending and restating Section 1(c) to read in its entirety as follows:

Size of Board. Following the 2024 Annual Meeting and until the Expiration Date (as defined below), the size of the Board shall not exceed nine (9) directors unless (A) the Stockholder shall have consented in writing (such consent not to be unreasonably withheld, conditioned or delayed) and (B) the increase in the size of the Board is unanimously approved by all members of the Board other than the New Director.

(c)
amending Section 1(d) to replace the reference to Mr. Acero’s questionnaire submitted to the Company on April 12, 2023 with a reference to Mr. Acero’s questionnaire submitted to the Company on April 26, 2024.
(d)
amending Section 1(e) to replace:

(i)
the reference to the 2023 Annual Meeting with a reference to the 2024 Annual Meeting and
(ii)
the reference to Mr. Acero’s questionnaire submitted to the Company on April 12, 2023 with a reference to Mr. Acero’s questionnaire submitted to the Company on April 26, 2024.
(e)
amending and restating Section 1(j) to read in its entirety as follows:

Observer Agreement

. Concurrently with the execution of this Agreement, the Company, the Stockholder and Julio C. Acero (the “Observer Parties”) are entering into an Amendment to Board Observer Agreement in the form attached hereto as Exhibit B (the Board Observer Agreement, dated as of May 30, 3023, among the Observer Parties, as so amended, is referred to as the “Observer Agreement”), pursuant to which, among other things, such parties are agreeing that, commencing on the date hereof until the Company’s 2025 annual meeting of stockholders, Mr. Acero shall serve as an observer on the Board, pursuant to the terms of the Observer Agreement. The Stockholder shall have the ability to replace Mr. Acero as the observer to the Board with a substitute person designated by the Stockholder who is reasonably acceptable to the Board, which acceptance shall not be unreasonably withheld, conditioned or delayed; provided that any such substitute observer shall enter into an observer agreement, in substantially the same form as the Observer Agreement, and a confidentiality agreement, in substantially the same form as the Confidentiality Agreement, prior to his or her appointment as an observer.

(f)
amending Section 2 to replace:
(i)
the reference to the 2024 annual meeting of stockholders in the definition of Expiration Date with a reference to the 2025 annual meeting of stockholders and
(ii)
the reference to the 2023 Annual Meeting in Section 2(b) with a reference to the 2024 Annual Meeting.
(g)
amending and restating Section 3(c) to read in its entirety as follows:

The Company agrees that the Board shall take all necessary actions to hold the 2024 Annual Meeting on a date that is within 30 days before or after the date that is the one-year anniversary of the Company’s 2023 annual meeting of stockholders (i.e., within 30 days before or after July 20, 2024). Once the date for the 2024 Annual Meeting has been established and disclosed by the Company, except to the extent required by applicable law, any court of competent jurisdiction, or any governmental or regulatory body, including the SEC and the NYSE, the Company shall not change the date for the 2024 Annual Meeting without the written consent of the Stockholder (such consent not to be unreasonably withheld, conditioned or delayed); provided, for the avoidance of doubt, that the Company may adjourn and postpone the 2024 Annual Meeting for the purpose of meeting any requisite quorum requirement.

(h)
amending and restating Section 3(d) to read in its entirety as follows:

No later than the earliest date pursuant to which stockholder nominations for director elections are permitted pursuant to the Bylaws with respect to the 2025 annual meeting of stockholders, the Company shall provide notice to the Stockholder, the New Director and/or any Replacement Director or Substitute Director, as applicable, if the Company does not plan to include such director(s) in its slate of nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the Company’s 2025 annual meeting of stockholders.

(i)
Removing Section 4(a)-(b) in their entirety, retitling Section 4 from “Press Release; Public Filings; Non-Disparagement” to “Non-Disparagement” and renumbering Section 4(c) as Section 4.
(j)
Removing Section 9 in its entirety.

2. Public Filings.. The Parties agree that following the execution and delivery of this Amendment by the Parties, the Company will file with the SEC a Current Report on Form 8-K in respect of this Amendment, and, prior to the filing thereof, the Company shall provide the Stockholder and its counsel a reasonable opportunity to review and comment on such Form 8-K.

2.

3. Entire Agreement; Amendment. This Amendment, together with the Cooperation Agreement, including exhibits and schedules attached to thereto, contains the entire understanding of the Parties with respect to the subject matter hereof. This Amendment may be amended only by an agreement in writing executed by the Parties, and no waiver of compliance with any provision or condition of this Amendment and no consent provided for in this Amendment shall be effective unless evidenced by a written instrument executed by the Party against whom such waiver or consent is to be effective. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

4. Reference to the Cooperation Agreement. From and after the date of this Amendment, each reference in each of the Cooperation Agreement, the Observer Agreement and the Confidentiality Agreement, dated as of May 30, 2023, by and among the Company, the Stockholder, Courtney R. Mather and Julio C. Acero to “this Cooperation Agreement,” “hereunder,” “hereof,” “herein,” or words of similar meaning referring to the Cooperation Agreement, mean and are a reference to the Cooperation Agreement as amended by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall constitute the same agreement. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature. For the avoidance of doubt, no Party shall be bound by any contractual obligation to the other party until all counterparts to this Amendment have been duly executed by each of the Parties and delivered to the other Party (including by means of electronic delivery).

6. No Other Modification. Except as expressly amended by the terms of this Amendment, all other terms of the Cooperation Agreement remain unchanged and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

TRIUMPH GROUP, INC.

By: /s/ Jennifer H. Allen
Name: Jennifer H. Allen
Title: CAO, SVP, GC & Secretary

VISION ONE FUND, LP

By: /s/ Courtney R. Mather
Name: Courtney R. Mather
Title: CEO/CIO of Vision One

Management Partners, LP

Investment Advisor to Vision

One Fund, LP

[Signature Page to Amendment to Cooperation Agreement]